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                                                                    Exhibit 10.2
                            AMENDMENT TO ASSIGNMENT

     This Amendment to Assignment, dated as of March 22, 1999, between David P. Cook ("Cook") and Petabyte Corporation, a Texas corporation ("Petabyte") hereby amends that certain Assignment, made and effective as of May 14, 1998 (the "Assignment"), between Cook and Petabyte.

     WHEREAS, Cook, Petabyte, and CustomTracks Corporation, a Texas corporation ("CustomTracks"), entered into that certain Patent Purchase Agreement (herein so called), dated as of March 22, 1999;

     WHEREAS, Section 5 of the Assignment conveys to Petabyte the specified rights to Inventions (as defined) useful in the Business (as defined);

     WHEREAS; CustomTracks is not currently actively pursuing the Business and, under applicable law, CustomTracks is entitled to certain rights with respect to inventions, copyrightable materials, and other intellectual property inspired by Cook that arise during the course of Cook's employment with CustomTracks;

     WHEREAS, in light of the foregoing, Section 5 of the Assignment is superfluous and the parties desire to amend the Assignment as set forth herein;

     In consideration of the premises and the mutual covenants contained herein and in the Patent Purchase Agreement, the parties agree as follows:

1. The first sentence of Section 4 of the Assignment is deleted and the second sentence thereof is amended in its entirety to read: "All manner of exploitation of the Technology and Patent Rights shall be in Petabyte's discretion, subject to the provisions of this Section 4.

2. The term "Patent Rights" for purposes only of Section 4 of the Assignment shall mean:

     "United States Patent Number 5,860,068, entitled 'Method and System for Custom Manufacture and Delivery of a Data Product,' any continuation applications related to such patent, and PCT Application, filed December 3, 1998, for which such United States patent is the 'parent' application."

As used elsewhere in the Assignment, the term "Patent Rights" shall have the meaning given it in Section 2 of the Assignment.

3. The parties acknowledge that under Subsection 1(a) of the Patent Purchase Agreement Cook has waived, upon the terms and conditions stated therein, the right to receive royalties under Section 4 of the Assignment.

4.   Section 5 is hereby deleted from the Assignment.

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5.   Other than as set forth herein, the Assignment remains in full force and effect as written.

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

                                 PETABYTE CORPORATION


                                 ---------------------------
                                 /s/ Ronald A. Woessner
                                 ---------------------------

                                 Its:  V.P.
                                     -----------------------

                                 Date:  July 23, 1999
                                      ----------------------


                                 /s/ David P. Cook
                                 ---------------------------
                                 David P. Cook


                                 Date:  July 23, 1999
                                      ----------------------



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